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                                                                     EXHIBIT 1.1
                         UNION OIL COMPANY OF CALIFORNIA

                           GUARANTEED DEBT SECURITIES

               PAYMENT OF PRINCIPAL, INTEREST AND PREMIUM, IF ANY
                                  GUARANTEED BY

                               UNOCAL CORPORATION

                                       AND

                 WARRANTS TO PURCHASE GUARANTEED DEBT SECURITIES


                        STANDARD UNDERWRITING PROVISIONS

                                    JULY 1994





INTRODUCTION

     A. From time to time Union Oil Company of California, a California corporation (the "Company"), and Unocal Corporation, a Delaware corporation (the "Guarantor"), propose (i) to enter into one or more Underwriting Agreements (each an "Underwriting Agreement") in the form of Annex I (including Schedule I and, as applicable, Schedules II and III to Annex I) to these Standard Underwriting Provisions, which Underwriting Agreements will incorporate therein by reference some or all of the provisions set out below under "Standard Provisions," with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein,
(ii) to issue and sell to the firms named in Schedule I to the applicable Underwriting Agreement (such firms constituting the "Underwriters" with respect to such Underwriting Agreement and the securities specified therein) certain debentures, notes or other evidences of indebtedness specified in Schedule II to such Underwriting Agreement specifically including, without limitation, senior and subordinated debentures (collectively, the "Notes") of the Company, guaranteed (the "Guarantees") as to payment of principal, interest and premium, if any, thereon by the Guarantor (the Notes and the Guarantees related thereto being hereinafter collectively referred to as the "Debt Securities") and certain warrants specified in Schedule III to such Underwriting Agreement (the "Warrants") to purchase Debt Securities (the "Warrant Securities") to be issued pursuant to the provisions of a Warrant Agreement (the "Warrant Agreement") (the Debt Securities and Warrants to be issued and sold are hereinafter referred to as the "Securities"), less the principal amount of Securities covered by Delayed Delivery Contracts, if any, as provided in Section 3 below under "Standard Provisions" and as may be specified in Schedule II (with respect to Debt Securities) or Schedule III (with respect to Warrants) to such Underwriting Agreement (with respect to such Underwriting Agreement, any Securities to be covered by Delayed Delivery Contracts being herein sometimes referred to as "Contract Securities" and the Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) being herein sometimes referred to as "Underwriters' Securities").

     B. The terms and rights of any particular issuance of Securities shall be as specified in the Underwriting Agreement relating thereto and in or pursuant to the particular indenture (the "Indenture") and, if applicable, the particular Warrant Agreement identified in such Underwriting Agreement.



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     C.   Particular sales of Securities may be made from time to time to the
Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in Schedule I to the Underwriting Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative.

     D. These Standard Underwriting Provisions shall not be construed as an obligation of the Company or the Guarantor to sell any Securities. The obligation of the Company and the Guarantor to issue and sell any Securities shall be evidenced by the Underwriting Agreement with respect to the Securities specified therein. The expression "this Underwriting Agreement" is used below under "Standard Provisions" so that when an Underwriting Agreement incorporates therein a provision using such expression, such expression will, without modification, be referring to that specific Underwriting Agreement. Each Underwriting Agreement shall specify the initial public offering price of the Securities, the purchase price to the Underwriters of the Securities, the names of the Underwriters of the Securities, the names of the Representatives of such Underwriters, whether any of the Securities shall be covered by Delayed Delivery Contracts (as defined in Section 3 hereof) and the commission payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of the Securities and payment therefor and (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of the Securities, and with respect Securities that are Warrants, the terms of the Warrant Securities. Each Underwriting Agreement where the Securities consist of Debt Securities shall specify the aggregate principal amount of such Debt Securities to be purchased by all of the Underwriters, and the principal amount of such Debt Securities to be purchased by each Underwriter. Each Underwriting Agreement where the Securities consist of Warrants shall specify the aggregate number of Warrants to be purchased by all of the Underwriters, and the number of Warrants to be purchased by each Underwriter.

STANDARD PROVISIONS

     1. Terms used but not defined below have the meaning given such terms above under "Introduction."

     2. The Company and the Guarantor, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

          a. Two registration statements (Nos. 33-38505; 33-38505-01 and Nos. 33-_______ and 33-____-01) in respect of the Securities, as well as other securities which may be issuable from time to time by the Company and the Guarantor (collectively with the Securities, the "Registered Securities"), have been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statements, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters and such registration statements in such form have been declared effective by the Commission and to the knowledge of the Company and the Guarantor no stop order suspending the effectiveness of such registration statements has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statements, including all exhibits thereto but excluding Form T-1, each as amended at the time such part became effective, being hereinafter collectively called the "Registration Statements"; references herein to the "applicable Registration Statement" shall be deemed to refer to both Registration Statements so long as Registered Securities remain issuable under Registration Statement Nos. 33-38505 and 33-38505-01 and only to Registration Statement Nos. 33-________ and 33-_________-01 thereafter; the term "Basic Prospectus" means the prospectus included in the applicable Registration Statement; the term "Prospectus" means the Basic Prospectus together with the prospectus supplement (other than a preliminary prospectus supplement) specifically relating to the Securities as filed with, or transmitted for filing with the Commission pursuant to Rule 424; the term preliminary prospectus means a preliminary prospectus supplement specifically relating to the Securities together with the Basic Prospectus; the terms "Registration Statement," "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include, in each case, the material, if any, incorporated by reference therein);

                                       2.



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          b.   The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter through the Representatives expressly for use in the Prospectus;

          c. Each Registration Statement and the Prospectus conform in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each Registration Statement and any amendment thereto, and as of the date of the Prospectus as to the Prospectus, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter through the Representatives expressly for use in the Prospectus;

          d. Since the respective dates as of which information is given in the applicable Registration Statement and the Prospectus, there has not been any material change in the capital stock or consolidated long-term debt of the Company or the Guarantor or any material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Guarantor and their respective subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          e. Each of the Company and the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

          f. The Guarantor has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company and the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable (except for a DE MINIMIS number of shares), and the Guarantor is the registered and beneficial owner of all of the outstanding shares of capital stock of the Company;

          g.   The Securities have been duly authorized, and,

               (i) if any of the Securities are Debt Securities, when such Debt Securities are authenticated and issued pursuant to the Indenture and delivered and paid for pursuant to this Underwriting Agreement and, in the case of any Contract Securities that are Debt Securities, pursuant to Delayed Delivery Contracts, such Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company and the Guarantor, entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the applicable Registration Statement; the Indenture has been duly authorized and, at the Time of Delivery (as defined in Section 4 hereof) the Indenture will be duly qualified under the Trust Indenture Act and (assuming the due

                                       3.



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          authorization, execution and delivery thereof by the Trustee) will constitute a valid and legally binding instrument of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Debt Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus;

               (ii) if any of the Securities are Warrants, when such Warrants are countersigned and issued by the Warrant Agent pursuant to the related Warrant Agreement and delivered and paid for pursuant to this Underwriting Agreement and, in the case of any Contract Securities that are Warrants, pursuant to Delayed Delivery Contracts, such Securities will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company and the Guarantor, entitled to the benefits provided by the Warrant Agreement, which will be substantially in the form filed as an exhibit to the applicable Registration Statement; the Warrant Agreement has been duly authorized and, at the Time of Delivery the Warrant Agreement (assuming the due authorization, execution and delivery thereof by the Warrant Agent) will constitute a valid and legally binding instrument of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Warrant Securities will have been duly authorized and, upon due authentication and issuance pursuant to the Indenture and delivery thereof against payment upon exercise of the Warrants pursuant to the related Warrant Agreement, will constitute valid and legally binding obligations of the Company and the Guarantor entitled to the benefits of the Indenture; and the Warrants, the related Warrant Securities and the Warrant Agreement conform in all material respects to the descriptions thereof in the Prospectus;

          h. There are no holders of securities of the Company or the Guarantor who, by reason of the filing of either Registration Statement under the Act or the execution by the Company and Guarantor of this Underwriting Agreement, have the right to request or demand that the Company or the Guarantor register under the Act any securities held by them;

          i. In the event any of the Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and the Guarantor and, when executed and delivered by the Company and the Guarantor and the purchaser named therein, will constitute a valid and legally binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and any Delayed Delivery Contracts will conform in all material respects to the description thereof in the Prospectus;

          j. The issue and sale of the Securities and the compliance by the Company and the Guarantor with all of the provisions of the Securities, in the case of issue and sale of Debt Securities, the Indenture, in the case of issue and sale of Warrants, the Warrant Agreement and the related Warrant Securities, each of the Delayed Delivery Contracts, if any, this Underwriting Agreement, and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Guarantor is a party or by which the Company or the Guarantor is bound or to which any of the property or assets of the Company or the Guarantor is subject, nor will such action result in any violation of the provisions of the Company's Restated Articles of Incorporation, as amended, or the Guarantor's Certificate of Incorporation, as amended, or the By-Laws, as amended, of the

                                       4.



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Company or the Guarantor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Guarantor or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body in the United States is required for the issue and sale of the Securities (or in the case of Securities that are Warrants, the issue and sale of the related Warrant Securities) or the consummation by the Company or the Guarantor of the other transactions contemplated by this Underwriting Agreement or, in the case of Securities that are Debt Securities, the Indenture or, in the case of Securities that are Warrants, the Warrant Agreement, or any Delayed Delivery Contract, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required by any stock exchange on which any of the Securities may be listed and under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters; and

          k. Other than as set forth or contemplated in the Prospectus, there is no legal or governmental proceeding pending to which the Company or the Guarantor or any of their respective subsidiaries is a party or of which any property of the Company or the Guarantor or any of their respective subsidiaries is subject, which is likely (to the extent not covered by insurance) to have a material adverse effect on the consolidated financial position of the Company and its subsidiaries, or of the Guarantor and its subsidiaries, and, to the best of the Company's or the Guarantor's knowledge and other than as set forth and contemplated in the Prospectus, no such proceeding is threatened or contemplated by governmental authorities or threatened by others.

     3. Upon the execution of this Underwriting Agreement and authorization by the Representatives of the release of the Underwriters' Securities, the several Underwriters propose to offer the Underwriters' Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     The Company and the Guarantor may specify in Schedule II (with respect to Debt Securities) and in Schedule III (with respect to Warrants) hereto that the Underwriters are authorized to solicit offers to purchase Securities from the Company and the Guarantor pursuant to delayed delivery contracts (herein "Delayed Delivery Contracts"), substantially in the form of Annex III attached hereto but with such changes therein as the Representatives, the Company and the Guarantor may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the Time of Delivery, such commission, if any, as may be set forth in such Underwriting Agreement. Delayed Delivery Contracts, if any, are to be with investors of the types described in the Prospectus and subject to other conditions therein set forth. The Underwriters will not have any responsibility in respect of the validity or performance of any Delayed Delivery Contracts.

     The principal amount (with respect to Debt Securities) or the number (with respect to Warrants) of Contract Securities to be deducted from the principal amount (with respect to Debt Securities) or the number (with respect to Warrants) of Securities to be purchased by each Underwriter as set forth in
Schedule I hereto shall be, in each case, the principal amount (with respect to Debt Securities) or the number (with respect to Warrants) of Contract Securities which the Company and the Guarantor have been advised by the Representatives has been attributed to such Underwriter, provided that, if the Company and the Guarantor have not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount (with respect to Debt Securities) or the number (with respect to Warrants) of Securities to be purchased by such Underwriter under this Underwriting Agreement bears to the total principal amount (with respect to Debt Securities) or the number (with respect to Warrants) of the Securities (rounded as the Representatives may determine). The total principal amount (with respect to Debt Securities) or the number (with respect to Warrants) of Underwriters' Securities to be purchased by all the Underwriters pursuant to this Underwriting Agreement shall be the total principal amount (with respect to Debt Securities) or total number (with respect to Warrants) of Securities set forth in Schedule I to such Underwriting Agreement less the principal amount (with respect to Debt Securities) or the number (with respect to Warrants) of the Contract Securities. The Company and the Guarantor will deliver to the

                                       5.



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Representatives not later than 3:30 p.m., New York time, on the third business day preceding the Time of Delivery specified in this Underwriting Agreement (or such other time and date as the Representatives and the Company may agree upon in writing) a written notice setting forth the principal amount (with respect to Debt Securities) or the number (with respect to Warrants) of Contract Securities.

     4. If in definitive form, Underwriters' Securities to be purchased by each Underwriter pursuant to this Underwriting Agreement, in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company and the Guarantor, shall be delivered by or on behalf of the Company and the Guarantor to the Representatives for the account of such Underwriter; and if in global form, Underwriters' Securities to be purchased by each Underwriter pursuant to this Underwriting Agreement shall be delivered to The Depository Trust Company for credit to the specified account of such Underwriters. Such delivery in each case shall be made against payment by such Underwriter or on its behalf of the purchase price therefor by electronic funds transfer, certified or official bank check or checks (or such other method of payment that may be specified in the Underwriting Agreement), payable to the order of the Company in the funds specified in this Underwriting Agreement, all at the place and time and date specified in this Underwriting Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

     Concurrently with the delivery of and payment for the Underwriters' Securities, the Company will deliver to the Representatives for the accounts of the Underwriters a check payable to the order of, or an electronic funds transfer to the account of, the party designated in this Underwriting Agreement in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and in this Underwriting Agreement.

     5. The Company and the Guarantor, jointly and severally, agree with each of the Underwriters:

          a. To make no further amendment or supplement to the Registration Statements or the Prospectus after the date of this Underwriting Agreement and prior to the Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof, except that the Company and the Guarantor shall be permitted to make further amendments or supplements to the Registration Statements or the Prospectus by incorporation by reference of any proxy statements, Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K without the approval of the Representatives, provided that the Company or the Guarantor shall (i) deliver a copy of each such report or proxy statement (together with all exhibits thereto) to each Representative promptly with such report or proxy statement being filed with the Commission; and (ii) if the date of the filing of such a report or proxy statement with the Commission will be the same day as the Time of Delivery, then the Company shall to the extent practicable notify each Representative at least one business day (i.e. any day which is not a Saturday or Sunday and which in New York City is not a day on which banking institutions are generally authorized or obligated by law to close) prior to filing such a report or proxy statement with the Commission; to advise the Representatives promptly of any amendment or supplement to any Registration Statement or the Prospectus after such Time of Delivery and furnish the Representatives with copies thereof and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise the Representatives, promptly after either of them receives notice thereof, of the time when any amendment to any Registration Statement has been filed or become effective or any supplement to the Prospectus or any amended Prospectus has been filed or transmitted for filing, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities (or if the Securities consist of Warrants, of the related Warrant Securities), of the suspension of the qualification of the Securities (or if the Securities consists of Warrants, of the related Warrant Securities) for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of any Registration Statement or Prospectus or for additional

                                       6.



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information; and, in the event of the issuance of any such stop order or of any such order relating to the Securities (or if the Securities consist of Warrants, of the related Warrant Securities) or suspension of any such qualification, to use promptly its best efforts to obtain its withdrawal;

          b. Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities (and, if the Securities consist of Warrants, the related Warrant Securities) for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither the Company nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          c. To furnish the Underwriters with copies of the Prospectus in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (and, if the Securities consist of Warrants, the related Warrant Securities) and if at such time any event shall have occurred as a result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          d. To make generally available to their respective security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement and of the post-effective amendment thereto hereinafter referred to, a consolidated earnings statement of the Guarantor and its subsidiaries (which need not be audited) complying with
Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Guarantor, Rule 158); and

          e. During the period beginning from the date of this Underwriting Agreement and continuing to and including the earlier of (i) the termination of trading restrictions for the Securities, as notified to the Company and the Guarantor by the Representatives, and (ii) the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose, or announce the proposed issuance or sale, of any debt securities (or warrants therefor) of the Company or the Guarantor which mature more than one year after such Time of Delivery (or in the case of warrants are exercisable more than one year after such Time of Delivery) and which are substantially similar to the Securities, without the prior oral consent of the Representatives, which consent shall be promptly confirmed in writing.

     6. The Company and the Guarantor, jointly and severally, covenant and agree with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Guarantor's respective counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of any Registration Statement, any preliminary prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, the Standard Underwriting Provisions, July 1994, this Underwriting Agreement, the Indenture, any Warrants, any Warrant Agreements, any Delayed Delivery Contracts, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities (and if the Securities consist of Warrants, the related Warrant Securities); (iii) all expenses in connection with the qualification of the Securities (and if the Securities consist of Warrants, the related Warrant Securities) for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in

                                       7.



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connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities (and, if the Securities consist of Warrants, the related Warrant Securities); (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities (and, if the Securities consist of Warrants, the related Warrant Securities); (vi) the cost of preparing the Securities (and if the Securities consist of Warrants, the related Warrant Securities); (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee and, if the Securities consist of Warrant Securities, the fees and expenses of any Warrant Agent and the fees and disbursements of counsel for any Warrant Agent; (viii) the costs and fees incurred in connection with the listing of any Securities on any securities exchange; and (ix) all other costs and expenses incident to the performance of its obligations hereunder and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of each of the Company and the Guarantor herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          a. No stop order suspending the effectiveness of any Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          b. Brobeck, Phleger & Harrison, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company and the Guarantor, the validity of the Indenture, the Securities, the Warrant Securities, the Warrant Agreement, the Delayed Delivery Contracts, if any, the applicable Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          c. The General Counsel of the Company and the Guarantor, or his designee, subject to the approval by the Representatives of such designee, shall have furnished to the Representatives his written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

               (i) Each of the Company and the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

               (ii) The Guarantor has an authorized capitalization as set forth in the Prospectus, all of the issued shares of capital stock of the Company and of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable (except such counsel may take exception for a DE MINIMIS number of shares), and the Guarantor is the registered and beneficial owner of all of the outstanding shares of capital stock of the Company;

               (iii) To the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus, there is no legal or governmental proceeding pending to which the Company or the Guarantor or any of their respective subsidiaries is a

                                       8.

          party or of which any property of the Company or the Guarantor or any of their respective subsidiaries is the subject, which is likely (to the extent not covered by insurance) to have a material adverse effect on the consolidated financial position of the Company and its subsidiaries or of the Guarantor and its subsidiaries; and, to the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus, no such proceeding is threatened or contemplated by governmental authorities or threatened by others;

               (iv) This Underwriting Agreement has been duly authorized, executed and delivered by the Company and the Guarantor;

               (v) In the event any of the Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized, executed and delivered by the Company and the Guarantor and, assuming each such Delayed Delivery Contract has been duly executed and delivered by the purchaser named therein, constitutes a valid and legally binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and any Delayed Delivery Contracts conform in all material respects to the description thereof in the Prospectus;

               (vi) The Securities that are Debt Securities have been duly authorized executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company and the Guarantor entitled to the benefits provided by the Indenture (assuming the due authorization, execution and delivery thereof by the Trustee), subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Contract Securities that are Debt Securities, if any, when executed, authenticated and issued pursuant to the Indenture and delivered against payment therefor pursuant to the Delayed Delivery Contracts, if any, will constitute valid and legally binding obligations of the Company and the Guarantor entitled to the benefits provided by the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Debt Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus;

               (vii) The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and legally binding instrument of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

               (viii) The issue and sale of the Securities and the compliance by the Company and the Guarantor with all of the provisions of the Securities, in the case of the issue and sale of Debt Securities, the relevant Indenture, in the case of the issue and sale of Warrants, the Warrant Agreement and the related Warrant Securities, each of the Delayed Delivery Contracts, if any, and this Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default

                                       9.

          under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or the Guarantor is a party or by which the Company or the Guarantor is bound or to which any of the property or assets of the Company or the Guarantor is subject, nor will such action result in any violation of the provisions of the Guarantor's Certificate of Incorporation, as amended, or the Company's Restated Articles of Incorporation, as amended, or the By-Laws, as amended, of the Company or the Guarantor or any statute or any order, rule or regulation known to such counsel of any governmental agency or body having jurisdiction over the Company or the Guarantor or any of their respective properties, except that such counsel may state that the opinion set forth in the preceding clause is limited to those statutes, orders, rules and regulations currently in effect which, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement and that such counsel expresses no opinion as to the securities or Blue Sky laws of the various jurisdictions in which the Debt Securities are to be offered;

               (ix) No consent, approval, authorization, order, registration or qualification of or with any such United States court or governmental agency or body is required for the issue and sale of the Securities (or, in the case of Securities that are Warrants, the issue and sale of the related Warrant Securities) or the consummation by the Company or the Guarantor of the other transactions contemplated by this Underwriting Agreement or, in the case of Securities that are Debt Securities, the relevant Indenture or, in the case of the Securities that are Warrants, the Warrant Agreement, or any of such Delayed Delivery Contracts, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required by any stock exchange on which any of the Securities may be listed and under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

               (x) The Securities that are Warrants have been duly authorized, countersigned and issued by the Warrant Agent pursuant to the Warrant Agreement and, when delivered against payment therefor pursuant to this Underwriting Agreement and, in the case of any Contract Securities that are Warrants, pursuant to Delayed Delivery Contracts, such Securities will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company and the Guarantor, entitled to the benefits provided by the Warrant Agreement (assuming the due authorization, execution and delivery thereof by the Warrant Agent), which will be substantially in the form filed as an exhibit to the applicable Registration Statement; the Warrant Agreement has been duly authorized, executed and delivered by the Company and the Guarantor and (assuming the due authorization, execution and delivery thereof by the Warrant Agent), at the Time of Delivery the Warrant Agreement will constitute a valid and legally binding instrument of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Warrant Securities will have been duly authorized and, upon due execution, authentication and issuance pursuant to the Indenture and delivery and payment therefor upon exercise of the Warrants pursuant to the related Warrant Agreement, will constitute valid and legally binding obligations of the Company and the Guarantor entitled to the benefits of the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Warrants, the

                                       10.

          related Warrant Securities and the Warrant Agreement conform in all material respects to the descriptions thereof in the Prospectus;

               (xi) To the best of such counsel's knowledge after reasonable inquiry, there are no holders of securities of the Company or the Guarantor who, by reason of the filing of either of the Registration Statements under the Act or the execution by the Company and Guarantor of this Underwriting Agreement, have the right to request or demand that the Company or the Guarantor register under the Act any securities held by them;

               (xii) The documents incorporated by reference in the Prospectus, (other than the financial statements, the related schedules and financial exhibits and other financial and statistical information included therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, in the case of a registration statement which became effective under the Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (xiii) Each Registration Statement and the Prospectus (other than the financial statements, the related schedules and financial exhibits and other financial and statistical information included therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act, the Trust Indenture Act, the rules and regulations thereunder; such counsel has no reason to believe that, as of the effective date of the applicable Registration Statement, either the applicable Registration Statement or the Basic Prospectus contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the Time of Delivery, either the applicable Registration Statement or the Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, such counsel need express no opinion with respect to any statement contained in or omitted from any Registration Statement or the Prospectus in reliance upon or in conformity with written information furnished to the Company or the Guarantor by any Underwriter, expressly for use in any Registration Statement or Prospectus; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the applicable Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the applicable Registration Statement or the Prospectus, which are not filed or incorporated by reference or described as required;

          d. At the Time of Delivery, the independent accountants of the Company and the Guarantor who have audited the consolidated financial statements of the Company and the Guarantor and their respective subsidiaries incorporated by reference in the applicable Registration Statement shall have furnished to the Representatives letters dated as of the Time of Delivery with respect to each of the Company and the Guarantor to the effect set forth in Annex II to these Standard Underwriting Provisions, and as to such

                                       11.

other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

          e. (i) Neither the Company nor the Guarantor nor any of their respective subsidiaries shall have sustained since the date of the latest audited consolidated financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and

               (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or consolidated long-term debt of the Company or the Guarantor or any change, or development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Guarantor and their respective subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

          f. Subsequent to the date of this Underwriting Agreement (i) no downgrading shall have occurred in the rating accorded the Company's or the Guarantor's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or the Guarantor's debt securities;

          g. Subsequent to the date of this Underwriting Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) any outbreak or escalation of hostilities or other calamity or crisis on or after the date of such Underwriting Agreement, if the effect of any such event specified in this Clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated in the Prospectus;

          h. The Company and the Guarantor shall have furnished or caused to be furnished to the Representatives at the Time of Delivery certificates of officers of the Company and the Guarantor satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Guarantor, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Guarantor of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section, and as to such other matters as the Representatives may reasonably request; and

          i. There has been no notice pursuant to Section 5(a) above of an intention to amend or supplement, nor has there been any such amendment or supplement to, the applicable Registration Statement or the Prospectus by incorporation by reference pursuant to Section 5(a) above between the date of this Underwriting Agreement and the Time of Delivery, inclusive. If the Company notifies any Representative of the impending filing of any amendment or supplement to the Registration Statement or the Prospectus by incorporation by reference pursuant to Section 5(a) above, then each Representative so notified shall use such

                                       12.

information, until such information has been filed with the Commission, solely for the purpose of determining whether or not to consummate the purchase of the Securities pursuant to this Underwriting Agreement.

     8.   a.   The Company and the Guarantor, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages, or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any Registration Statement, the Prospectus, or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that neither the Company nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, any Registration Statement, the Prospectus, or any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter through the Representatives expressly for use in the Prospectus.

          b. Each Underwriter will indemnify and hold harmless the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company and the Guarantor, respectively, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any Registration Statement, the Prospectus, or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, any Registration Statement, the Prospectus, or any other prospectus relating to the Securities, or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company or the Guarantor for any legal or other expenses reasonably incurred by the Company or the Guarantor, as the case may be, in connection with investigating or defending any such action or claim.

          c.   Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

          d. If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative

                                       13.

benefits received by the Company and the Guarantor, on the one hand, and the Underwriters, on the other, from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor, on the one hand, and such Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor, on the one hand, or such Underwriters, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to the Securities and not joint.

          e.   The obligations of the Company and the Guarantor under this
Section 8 shall be in addition to any liability which the Company or the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Guarantor and to each person, if any, who controls the Company or the Guarantor within the meaning of the Act.

     9.   a.   If any Underwriter shall default in its obligation to purchase the Underwriters' Securities which it has agreed to purchase under this Underwriting Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Underwriters' Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Underwriters' Securities, then the Company and the Guarantor shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Underwriters' Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company and the Guarantor that they have so arranged for the purchase of such Underwriters' Securities, or the Company and the Guarantor notify the Representatives that they have so arranged for the purchase of such Underwriters' Securities, the Representatives or the Company and the Guarantor shall have the right to postpone the Time of Delivery for such Underwriters' Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the applicable Registration Statement or the Prospectus as amended or supplemented, or in any other documents or

                                       14.

arrangements, and the Company and the Guarantor agree to file promptly any amendments or supplements to the applicable Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Underwriting Agreement.

          b. If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives or the Company and the Guarantor as provided in subsection (a) above, the aggregate principal amount (with respect to Debt Securities) and number (with respect to Warrants) of such Underwriters' Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount (with respect to Debt Securities) and number (with respect to Warrants) of the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount (with respect to Debt Securities) and number (with respect to Warrants) of Underwriters' Securities which such Underwriter agreed to purchase under this Underwriting Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount (with respect to Debt Securities) and number (with respect to Warrants) of Securities which such Underwriter agreed to purchase under this Underwriting Agreement) of the Underwriters' Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          c. If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives or the Company and the Guarantor as provided in subsection (a) above, the aggregate principal amount (with respect to Debt Securities) and number (with respect to Warrants) of Underwriters' Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount (with respect to Debt Securities) and number (with respect to Warrants) of the Securities, as referred to in subsection (b) above, or if the Company and the Guarantor shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Underwriters' Securities of a defaulting Underwriter or Underwriters, then this Underwriting Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Guarantor, except for the expenses to be borne by the Company, the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantor and the several Underwriters, as set forth in this Underwriting Agreement or made by or on behalf of them, respectively, pursuant to this Underwriting Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, or the Guarantor, or any officer or director or controlling person of the Guarantor, and shall survive delivery of and payment for the Securities.

     11.  If this Underwriting Agreement shall be terminated pursuant to
Section 9 hereof, the Company and the Guarantor shall not then be under any liability to any Underwriter with respect to the Securities except as provided in Section 6 and Section 8 hereof; but, if for any other reason, Underwriters' Securities are not delivered by or on behalf of the Company and the Guarantor as provided herein, the Company and the Guarantor will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements or counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company and the Guarantor shall then be under no further liability to any Underwriter with respect to such Securities except as provided in Section 6 and Section 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in
Schedule II hereto.

                                       15.

     All statements, requests, notices and agreements hereunder shall be in writing or by facsimile, telex, telegram or other similar electronic communication if promptly confirmed in writing, and if the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the address of the Representatives as set forth in Schedule II and Schedule III hereto; and if to the Company and the Guarantor shall be sufficient in all respects if delivered or sent by registered mail to the address of the Company and the Guarantor set forth in the applicable Registration Statement, Attention:
Corporate Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth either in its Underwriters' Questionnaire, or facsimile constituting such Questionnaire, which address will be supplied to the Company and the Guarantor by the Representatives upon request.

     13. This Underwriting Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Guarantor and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company, the officers and directors of the Guarantor and each person who controls the Guarantor, or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Underwriting Agreement. No purchaser of any of the Securities from an Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14.  Time shall be of the essence in this Underwriting Agreement.

     15. This Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement may be (i) executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument and (ii) evidenced by an exchange of facsimile communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Underwriting Agreement shall be several and not joint.

                                       16.

                                     ANNEX I
                                       TO
                        STANDARD UNDERWRITING PROVISIONS


                             UNDERWRITING AGREEMENT
                             ----------------------

- -------------------------------------

- -------------------------------------

- -------------------------------------


- -------------------------------------

- -------------------------------------

- -------------------------------------

As Representatives of the several
  Underwriters named in Schedule I                          [Date]
  hereto

Ladies and Gentlemen:

     Union Oil Company of California (the "Company") proposes, subject to the terms and conditions stated herein and in Section 1 through 16 and Annexes II and III of the Company and Unocal Corporation (the "Guarantor") Standard Underwriting Provisions, July 1994 (the "Standard Provisions"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the securities (the "Securities") specified in Schedule II hereto (with respect to Debt Securities) and Schedule III hereto (with respect to Warrants). Each of the provisions of the Standard Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Underwriting Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Underwriting Agreement, except that each representation and warranty with respect to the Prospectus in Section 2 of the Standard Provisions shall be deemed to be a representation and warranty as of _______, 1994 in relation to the Basic Prospectus (as therein defined), and also a representation and warranty as of the date of this Underwriting Agreement in relation to the Prospectus (as therein defined). Each reference to the Representatives herein and in the provisions of the Standard Provisions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Standard Provisions are used herein as therein defined. The Representatives designated to act on behalf of each of the Underwriters pursuant to Section 12 of the Standard Provisions and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto (with respect to Debt Securities) and Schedule III hereto (with respect to Warrants).

          An amendment to the applicable Registration Statement, or a supplement to the Basic Prospectus, as the case may be, relating to the Securities, in the form heretofore delivered to you, has been or is now proposed to be transmitted for filing with the Commission.

          Subject to the terms and conditions set forth herein and in the Standard Provisions incorporated herein by reference, the Company and the Guarantor agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Guarantor, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto (with respect to Debt Securities) and Schedule III hereto (with respect to Warrants), the principal amount (with respect to Debt Securities) and number (with respect to Warrants) of Securities set forth opposite the name of such Underwriter in Schedule I hereto, less the principal amount (with respect to Debt Securities) and number (with respect to Warrants) of Securities covered by Delayed Delivery Contracts, if any, as may be specified respectively in such Schedule II (with respect to Debt Securities) and
Schedule III (with respect to Warrants).

          If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Standard Provisions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Company and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Guarantor for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                              Very truly yours,

                              UNION OIL COMPANY OF CALIFORNIA



                              By:
                                  ---------------------------------------------
                                  Name:
                                  Title:


                              UNOCAL CORPORATION



                              By:
                                 ----------------------------------------------
                                  Name:
                                  Title:

Accepted as of the date hereof:

[Name of Representative]


By:
   -----------------------------------
            Authorized Signature
    Name:
    Title:


[Name of Representative]



By:
   -----------------------------------
           Authorized Signature
    Name:
    Title:


   On behalf of each of the Underwriters

                                   SCHEDULE I
                                       TO
                             UNDERWRITING AGREEMENT


                                    Principal Amount of         Number of
                                    Securities that are         Securities that
                                    Debt Securities to          are Warrants to
Underwriters                        be Purchased                be Purchased
- ------------                        -------------------         ---------------

[Names of Underwriters]. . . . . . .$











                                        _________________   _________________

Total. . . . . . . . . . . . . . . . . .$________________   _________________
                                         ----------------   -----------------

                                   SCHEDULE II
                                       TO
                             UNDERWRITING AGREEMENT

                                 DEBT SECURITIES
                                 ---------------



TITLE OF SECURITIES:

          [   %] [Floating Rate] [Zero Coupon] [Indexed] [Amortizing] [Notes]
[Debentures] due

AGGREGATE PRINCIPAL AMOUNT:

          $
           -----------------------------

GUARANTEE:

     Payment of Principal, Interest and Premium, if any, is guaranteed by the Guarantor

PRICE TO PUBLIC:

          % of the principal amount of the Securities, plus accrued interest from _______________________ to ________________ [and accrued amortization, if any, from _______________________ to ________________]

PURCHASE PRICE BY UNDERWRITER:

          % of the principal amount of the Securities, plus accrued interest from _______________________ to ________________ [and accrued amortization, if any, from _______________________ to ________________]

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

          [New York] Clearing House funds [or immediately available federal funds, if agreed to by the Representatives]

FORM OF PAYMENT:

INDENTURE:

          [Indenture dated as of ________, 1994, among the Company, the Guarantor and Chemical Trust Company of California, as Trustee]

          [Indenture dated ________________, among the Company, the Guarantor and ____________, as Trustee]

RANKING AS SENIOR OR SUBORDINATED:

CONVERSION OR EXCHANGE:

MATURITY:

INTEREST RATE:

          [  %] [Floating Rate] [Zero Coupon] [Indexed] [Amortizing]

INTEREST PAYMENT DATES:

          [months and dates]

REDEMPTION PROVISIONS:

          [No provisions for redemption]

          [The Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of $_________________ or an integral multiple thereof, _____________________] [on or after _____ at the following redemption prices (expressed in percentage of principal amount). If redeemed on or before _________________, ___%, and if] redeemed during the 12-month period beginning

                                                  REDEMPTION
                                   YEAR              PRICE
                                   ----           ----------




and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

[on any interest payment date falling on or after ______________, ___________, at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.] Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

          [Restriction on refunding]

SINKING FUND PROVISIONS:

          [No sinking fund provisions]


          [The Securities are entitled to the benefit of a sinking fund to retire $__________ principal amount of Securities on _________________ in each of the years ________________ through ______________ at 100% of their principal amount plus accrued interest] [together with [cumulative] [non-cumulative] redemptions at the option of the Company to retire an additional $_____________ principal amount of Securities in the years ____________ through _______________ at 100% of their principal amount plus accrued interest.]

REPAYMENT PROVISIONS:

          Securities are repayable on __________________, [insert date and years]. at the option of the holder, at their principal amount with accrued interest. Initial annual interest rate will be ______%, and thereafter annual interest rate will be adjusted on _____________ and ________________ to a rate not less than _____% of the effective annual interest rate on the U.S. Treasury obligations with ______-year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].

FLOATING RATE PROVISIONS:

          Initial annual interest rate will be [insert applicable interest provisions]

TIME OF DELIVERY:

          [Time and date], 19____

CLOSING LOCATION:

          [Brobeck, Phleger & Harrison, 550 S. Hope Street, Los Angeles, California 90071.]

DELAYED DELIVERY:

          [None] [Underwriters' commission shall be _______% of the principal amount of Securities for which Delayed Delivery Contracts have been entered into. Such commission shall be payable to the order of __________________________.]

NAMES AND ADDRESSES OF REPRESENTATIVES:

DESIGNATED REPRESENTATIVES:

ADDRESS FOR NOTICES, ETC.:

[OTHER TERMS]*






- -------------------------------
     *A Description of particular tax, accounting or other unusual features of the Securities should be set forth, or referenced to an attached and accompanying description, if necessary to the issuer's understanding of the transaction contemplated. Such a description might appropriately be in the form in which such features will be designated in the Prospectus Supplement for the offering.

                                  SCHEDULE III
                                       TO
                             UNDERWRITING AGREEMENT

                                    WARRANTS

                                     PART A


DESCRIPTION OF WARRANTS

NUMBER OF WARRANTS:

EACH WARRANT [IS] [WILL BE] EXERCISABLE FOR $______ AGGREGATE PRINCIPAL AMOUNT OF [TITLE OF THE WARRANT SECURITIES]

EXERCISE PERIOD:

EXERCISE PRICE:

DETACHABILITY:

LISTING:

TITLE OF WARRANT AGREEMENT:

WARRANT AGENT:

PRICE TO PUBLIC:

UNDERWRITERS DISCOUNT:

PURCHASE PRICE BY UNDERWRITERS:

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

          [New York] Clearing House funds [or immediately available federal funds if agreed to by the Representatives.]

FORM OF PAYMENT:

TIME OF DELIVERY:

          [Time and date], 19__


CLOSING LOCATION:

          [Brobeck, Phleger & Harrison, 550 South Hope Street, Los Angeles, California 90071]

DELAYED DELIVERY:

          [None] [Underwriters' commission shall be of the purchase price of the Warrants for which Delayed Delivery Contracts have been entered into. Such commission shall be payable to the order of ___________________________.]

NAMES AND ADDRESSES OF REPRESENTATIVES:

DESIGNATED REPRESENTATIVES:

ADDRESS FOR NOTICES, ETC.:

[OTHER TERMS]**:



                                     PART B

DESCRIPTION OF WARRANT SECURITIES

TITLE OF WARRANT SECURITIES:

AGGREGATE PRINCIPAL AMOUNT:

          $_____________

GUARANTEE:

          Payment of Principal, Interest and Premium, if any, is guaranteed by the Guarantor

INDENTURE:

          [Indenture dated as of ________, 1994, among the Company, the Guarantor and Chemical Trust Company of California, Trustee]
          [Indenture, dated ______________, 199__, between the Company, the Guarantor and ______________, as Trustee]

RANKING AS SENIOR OR SUBORDINATED:

CONVERSION OR EXCHANGE:

MATURITY:

INTEREST RATE:

          [   %] [Floating Rate] [Zero Coupon] [Indexed] [Amortizing]

INTEREST PAYMENT DATES:

          [months and dates]

REDEMPTION PROVISIONS:

          [No provisions for redemption]


- -----------------------------
     **A Description of particular tax, accounting or other unusual features of the Securities should be set forth, or referenced to an attached and accompanying description, if necessary to the issuer's understanding of the transaction contemplated. Such a description might appropriately be in the form in which such features will be designated in the Prospectus Supplement for the offering.

          [The Warrant Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of $_____________ or an integral multiple thereof, ______________] [on or after __ ______________ at the following redemption prices (expressed in percentage of principal amount). If [redeemed on or before ___________________, _____%, and if] redeemed during the 12-month period beginning

                                                  REDEMPTION
                              YEAR                   PRICE
                              ----                ----------


and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

[on any interest payment date falling on or after ______________, _____________, at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.] [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

          [Restriction on refunding]

SINKING FUND PROVISIONS:

          [No sinking fund provisions]

          [The Warrant Securities are entitled to the benefit of a sinking fund to retire $_____________ principal amount of Warrant Securities on _____________ ______ in each of the years _______________through _____________ at 100% of their principal amount plus accrued interest], [together with [cumulative] [non-cumulative] redemptions at the option of the Company to retire an additional $_________________ principal amount of Warrant Securities in the years _____________________ through _________________ at 100% of their principal amount plus accrued interest.]

REPAYMENT PROVISIONS:

          Securities are repayable on __________________, [insert date and years], at the option of the holder, at their principal amount with accrued interest. Initial annual interest rate will be ____%, and thereafter annual interest rate will be adjusted on _________________ and __________ to a rate not less than ____% of the effective annual interest rate on U.S. Treasury obligations with ______-year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

FLOATING RATE PROVISIONS:

          Initial annual interest rate will be [insert applicable interest provisions]

                                    ANNEX II
                                       TO
                        STANDARD UNDERWRITING PROVISIONS



                             FORM OF COMFORT LETTERS


          Pursuant to Section 7(d) of the Underwriting Agreement, the independent accountants shall furnish letters to the Representatives with respect to each of the Company and the Guarantor to the effect that:

               (i) They are independent certified public accountants with respect to the Company and the Guarantor (as applicable) within the meaning of the Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the consolidated financial statements and any supplementary financial information and schedules audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder;

               (iii) In their opinion, the unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included or incorporated by reference in the Prospectus or in Item 6 of the Guarantor's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for the five such fiscal years which were included or incorporated by reference in the Guarantor's Annual Reports on Form 10-K for such fiscal years;

               (iv) If applicable, in their opinion, the unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included or incorporated by reference in the Prospectus or in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for the five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

               (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim consolidated financial statements of the Company and the Guarantor as consolidated with their respective subsidiaries, inspection of the minute books of the Company, the Guarantor and their respective significant subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company, the Guarantor and their respective significant subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                         (A) the unaudited condensed consolidated earnings statement, consolidated balance sheet and consolidated cash flows statement included or incorporated by reference in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or that any material modification should be made to them in order for them to be in conformity with generally accepted accounting principles;

                         (B)  if applicable, the unaudited condensed
                    consolidated earnings statement, consolidated balance sheet and consolidated cash flows statement included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or that any material modification should be made to them in order for them to be in conformity with generally accepted accounting principles;

                         (C) any unaudited pro forma condensed consolidated financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements, except as disclosed and with which they concur;

                         (D) as of a specified date not more than five days prior to the Time of Delivery, there have been any changes in the outstanding capital stock (other than, in the case of the Guarantor, issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus, and upon grants or cancellations of restricted stock and issuances of capital stock pursuant to the Profit Sharing Plan and the Dividend Reinvestment Plan and Common Stock Purchase Plan) or any increase in the consolidated long-term debt of the Company and the Guarantor and their respective subsidiaries (other than normal fluctuations in the outstanding amount of commercial paper classified as long-term in accordance with generally accepted accounting principles), or any increase in short-term notes payable in excess of 100%, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                         (E) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (D) there were any decreases in consolidated total revenues, net earnings or, in the case of the Guarantor, net earnings per share or, if for a fiscal quarter, the ratio of earnings to fixed charges or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (i) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (v) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company, the Guarantor and their respective subsidiaries, which appear in the Prospectus (including specified documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of, or, if approved by the Underwriters, schedules prepared by, the Company, the Guarantor and their respective subsidiaries and have found them to be in agreement.

                                    ANNEX III
                                       TO
                        STANDARD UNDERWRITING PROVISIONS



                            DELAYED DELIVERY CONTRACT



UNION OIL COMPANY OF CALIFORNIA
UNOCAL CORPORATION


_________________________________

_________________________________

_________________________________

_________________________________



_________________________________

_________________________________

_________________________________

_________________________________                           ___________, 199____


Ladies and Gentlemen:

          The undersigned hereby agrees to purchase from Union Oil Company of California, a California corporation (the "Company"), and Unocal Corporation, a Delaware corporation (the "Guarantor"), and the Company and the Guarantor agree to sell to the undersigned,

     [warrants to purchase]            $........................

principal amount of the Company's [Title of Securities] guaranteed as to payment of principal, interest and premium, if any, by the Guarantor (the "Securities"), offered by the Company's and the Guarantor's Prospectus dated ________, 1994, as amended or supplemented as of _____________, 199__, receipt of a copy of which is hereby acknowledged, at a purchase price of ____% of the principal amount thereof, plus accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth in this contract.

          The undersigned will purchase the Securities from the Company and the Guarantor on ______________________, 199__ (the "Delivery Date") and interest on the Securities so purchased will accrue from ______________________ , 199__.

          [The undersigned will purchase the Securities from the Company and the Guarantor on the delivery date or dates and on the principal amount or amounts set forth below:


                          PRINCIPAL                    DATE FROM WHICH
DELIVERY DATE              AMOUNT                     INTEREST ACCRUES
- -------------             ---------                   -----------------
_________________, 199_       $                        __________, 199_

_________________, 199_       $                        __________, 199_


                                      III-1

Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".]

          Payment for the Securities which the undersigned has agreed to purchase on [the][each] Delivery Date shall be made to the Company or its order by either certified or official bank check in ____________________ Clearing House funds at the office of _________________________ , __________________,
_________________ or by wire transfer of immediately available funds, at the option of the undersigned, to a bank account specified by the Company, on [the][such] Delivery Date upon delivery to the undersigned of the Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to [the][such] Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for Securities on [the][each] Delivery Date shall be subject to the condition that the purchase of Securities to be made by the undersigned shall not on [the][such] Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and payment for Securities pursuant to other contracts similar to this contract.

     [The undersigned understands that Underwriters (the "Underwriters") are also purchasing Securities from the Company and the Guarantor, but that the obligations of the undersigned hereunder are not contingent on such purchases.] Promptly after completion of the sale to the Underwriters the Company and the Guarantor will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the Opinion of Counsel for the Company and the Guarantor delivered to the Underwriters in connection therewith.

     The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. This contract shall be governed by and construed in accordance with the laws of the State of New York.

     It is understood that the acceptance by the Company and the Guarantor of any Delayed Delivery Contract (including this contract) is in the Company's and the Guarantor's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company and the Guarantor, it is requested that the Company and the Guarantor sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its

                                      III-2
address set forth below. This will become a binding contract among the Company, the Guarantor and the undersigned when such counterpart is so mailed or delivered by the Company and the Guarantor.

                                   Yours very truly,




                                   ------------------------------------


                                   By:
                                      ---------------------------------
                                             (Signature)


                                      -----------------------------------
                                          (Name and Title)


                                      -----------------------------------
                                             (Address)



Accepted:___________________, 199___

Union Oil Company of California



By:
   --------------------------------------
   Name:
   Title:



Unocal Corporation



By:
   --------------------------------------
   Name:
   Title:

                                      III-3